FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 February 19, 2001

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9284 8816


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  13-Feb-02

Housing Loan Collection Period       10-Nov-01  to  09-Feb-02
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A             19-Nov-01   to  19-Feb-02
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A     92

Coupon Period - Class B             19-Nov-01   to  19-Feb-02
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B     92

3 month BBSW at beginning of coupon period        4.3500%
3 Month USD-LIBOR                                 2.10000%

Foreign Exchange Rate   0.6550

Available Income                             9,723,096.00
Total Available Funds                        9,723,096.00
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    20,645,252.16
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 520,741.42
Total Payments                               8,560,600.16
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 73,907,636.85
Principal Collections                       53,262,384.69
Excess Available Income                      1,162,495.84
Excess Collections Distribution              1,162,495.84
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              571,597,105.80
Subordinated Percentage                           5.3568%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.5013%

               Principal/100,000     Coupon/100,000
Class A          3,841.2095             246.6549  usd
Class B            422.6908             125.5233 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      514,453,680.73          94.39586%    1.00000
Class B       32,323,418.39           5.60414%
RFS                    0.00                       0.00000
             546,777,099.12          100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       336,967,160.88          0.3812277
Class B        21,171,839.04          0.9577309
RFS                     0.00          0.00
              358,138,999.92

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 5,185,481
Unscheduled principal      $48,076,904
Principal Collections      $53,262,385




Fixed Interest Rate Housing Loan               $126,289,054
Variable Rate Housing Loans                    $420,488,046
                                               $546,777,099


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   09 February 2002

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         5,778  509,379,317  4,217,667  93.94%   93.16%
 1 - 29 Days       301   29,518,806    216,319   4.89%    5.40%
 30 - 59 Days       47    5,311,820     40,122   0.76%    0.97%
 60 - 89 Days       12    1,243,655     12,179   0.20%    0.23%
 90 - 119 Days       8      819,989      5,694   0.13%    0.15%
 120 - 149 Days      0            0          0   0.00%    0.00%
 150 - 179 Days      0            0          0   0.00%    0.00%
 180+ Days           5      503,512     48,532   0.08%    0.09%

  TOTAL          6,151  546,777,099  4,540,512 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 20 February, 2002
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager